                                                                  EXHIBIT 10.24

                                 AMENDMENT NO. 3

                                     to the

                R.G. BARRY CORPORATION DEFERRED COMPENSATION PLAN
                       (Effective as of December 1, 1999)


WHEREAS, R.G. Barry Corporation (the "Company") maintains the "R.G. Barry Corporation Deferred Compensation Plan", effective as of September 1, 1995, and as may be subsequently amended (hereinafter referred to as the "Plan"), for the benefit of its Eligible Employees and the Eligible Employees of any participating Affiliate;

WHEREAS, the Company desires to amend the provisions of the Plan to revise the Plan's definition of the term Eligible Employee; and

WHEREAS, Section 9.1 of the Plan provides that the Board of Directors of the Company may amend the Plan from time to time with respect to all participating Employers under the Plan;

NOW, THEREFORE, in accordance with the provisions of Section 9.1 of the Plan, the following actions are hereby taken and the Plan is hereby amended in the following respect:

         1. Section 2.1(m), "ELIGIBLE EMPLOYEE," of the Plan shall be deleted in its entirety, and the following new Section 2.1(m) shall be substituted therefor:

                  (m) "ELIGIBLE EMPLOYEE" means, effective for any Plan Year beginning on or after January 1, 2002, (i) each Participant on December 31, 2001; and (ii) an Employee who received an annual base salary of One Hundred Twenty Five Thousand Dollars ($125,000) (indexed by 4% per annum, for Plan Years beginning on or after January 1, 2003) in the preceding Plan Year.

                                   **********

IN WITNESS WHEREOF, R.G. Barry Corporation has caused this instrument to be executed on this 31st day of October, 2001, by its duly authorized officers effective as provided above.

                                       Company:
                                       R.G. Barry Corporation


                                       By:      /s/ Harry Miller
                                          --------------------------------------
                                          Vice President of Human Resources

                                       By:      /s/ Daniel D. Viren
                                          --------------------------------------
                                          Senior Vice President of Finance
                                          and Treasurer

                                       By:      /s/ Michael Krasnoff
                                          --------------------------------------
                                          Vice President of Finance
                                          and Assistant Treasurer





                                       2